UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2010 (May 25, 2010)
PSB GROUP, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-50301 (Commission File No.)	42-1591104 (IRS Employer Identification No.)
1800 East Twelve Mile Road, Madison Heights, Michigan 48071
(Address of principal executive offices)     (Zip Code)
Registrant’s telephone number, including area code: (248) 548-2900
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
     On May 25, 2010, PSB Group, Inc. held its annual meeting of shareholders. The results of the vote at the meeting were as follows:
1. To elect one director to serve a three-year term:

	For	Withheld	Broker Non-Vote
David L. Wood	1,040,984	733,896	423,160
2. To ratify the selection of Plante & Moran, PLLC as independent auditors for 2010:

For	Against	Abstain	Broker Non-Vote
2,157,782	16,152	31,227	0
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSB GROUP, INC.
Dated: May 27, 2010	By:	/s/David A. Wilson
David A. Wilson
Senior Vice President and Chief Financial Officer